UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2014

Sanomedics International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Brickell Avenue, Suite 415, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 433-7814 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

On October 17, 2014, we executed a series of agreements with TCA Global Credit Master Fund LP (“TCA”) and Redwood Management, LLC ("Redwood") including a certain Amendment Agreement with Redwood, modifying the Loan Agreement and Promissory Note previously entered into with TCA issued on December 31, 2013 and effective on January 9, 2014 in the original face amount of $1 Million plus interest thereon (collectively the "TCA Obligations"). Simultaneously therewith, Redwood entered into a Debt Purchase Agreement with TCA related to the TCA Obligations. Pursuant to those agreements, Redwood will assume the TCA Obligations, including conversion rights of TCA transferred to Redwood. In connection therewith SIMH executed a Replacement Revolving Note for $1,225,153.61 (the “Note”). The Note is convertible at the option of Redwood into shares of our common stock.

On October 20, 2014, Redwood accelerated the complete payoff of the Note to TCA and, accordingly, the Company was deemed to have satisfied all outstanding debt obligations owned to TCA Global Credit Master Fund LP ("TCA") and all litigation with TCA was dismissed.

Item 7.01 Regulation FD Disclosure.

On October 21, 2014 we issued a press release announcing the signing and closing of the Amended Agreement with Redwood, a copy of which is furnished as Exhibit 99.1 to this report, .

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Sanomedics International Holdings, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release

10.75	Amendment Agreement dated October 17, 2014 between Sanomedics International Holdings, Inc. and Redwood Management LLC

10.76	Replacement Revolving Note A-3 dated October 17, 2014 to TCA Global Credit Master Fund, LP

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.

Date: October 23, 2014	By:	/s/ David C. Langle
David C. Langle
Chief Financial Officer